UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___ )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLUE RIDGE BANKSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BLUE RIDGE BANKSHARES, INC.

VOTE

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Online

Go to **www.investorvote.com/BRBS** or scan the QR code – login details are located in the shaded bar below.

Annual Shareholders Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Blue Ridge Bankshares, Inc. Annual Meeting of Shareholders to be Held on October 10, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2024 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023 are available at:

www.investorvote.com/BRBS

Easy Online Access – View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/BRBS.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 30, 2024 to facilitate timely delivery.

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Annual Shareholders Meeting Notice The 2024 Annual Meeting of Shareholders of Blue Ridge Bankshares, Inc. will be held on October 10, 2024 at 10:00 A.M. Eastern Time. The meeting will be conducted exclusively as a virtual meeting via online live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/M76NFGX. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. To elect four Company directors for a term of three years each, one Company director for a term of two years, and two Company directors for a term of one year each. 01 Hunter H. Bost Term expiring in 2027 02 Trevor Montano Term expiring in 2027 03 Julien G. Patterson Term expiring in 2027 04 Randolph N. Reynolds, Jr. Term expiring in 2027 05 G. William Beale Term expiring in 2025 06 Ciaran McMullan Term expiring in 2025 07 Tony Scavuzzo Term expiring in 2026 2. To approve the Blue Ridge Bankshares, Inc. Amended and Restated 2023 Stock Incentive Plan. 3. To ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2024. PLEASE NOTE YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet Go to www.investorvote.com/BRBS. Phone Call us free of charge at 1-866-641-4276. Email Send an email to investorvote@computershare.com with “Proxy Materials Blue Ridge Bankshares Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by September 30, 2024.